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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               December 15, 2000


                                CACHEFLOW INC.
                                ---------------
          (Exact name of the Registrant as specified in its charter)

        Delaware                      000-28139                   91-1715963
------------------------      ------------------------       -------------------
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

                              650 Almanor Avenue
                         Sunnyvale, California  94086


                   (Address of Principal Executive Offices)
                                  (Zip Code)


      Registrant's telephone number, including area code: (408) 220-2200


                                Not Applicable
             ----------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 2:  ACQUISITIONS OR DISPOSITIONS OF ASSETS.

     On December 15, 2000, CacheFlow Inc., a Delaware corporation ("CacheFlow") and Entera, Inc., a Delaware corporation ("Entera"), consummated a merger (the "Merger") whereby Diamond Merger Corp., a Delaware corporation and a wholly-owned subsidiary of CacheFlow ("Merger Sub"), was merged with and into Entera pursuant to an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated as of October 10, 2000. Entera has survived the Merger as a wholly-owned subsidiary of CacheFlow.

     Pursuant to the Merger Agreement, each issued and outstanding share of common stock of Entera ("Entera Common Stock") was converted into the right to receive 0.107657 shares of common stock of CacheFlow ("CacheFlow Common Stock"). In addition, each option to purchase Entera Common Stock outstanding at the time of the Merger under Entera's stock option plans was converted into an option to purchase 0.107657 shares of CacheFlow Common Stock and the associated exercise price was adjusted accordingly.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANICAL INFORMATION, AND EXHIBITS.

     The following financial statements and exhibits are filed as part of this report:

     (a)  FINANCIAL STATEMENTS

          The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any such information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

     (b)  PRO FORMA FINANCIAL INFORMATION

          The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, on a form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

     (c)  EXHIBITS

          2.2 Agreement and Plan of Merger and Reorganization, dated as of October 10, 2000, among CacheFlow Inc., Diamond Merger Corp., Entera, Inc. and John Scharber as Stockholders' Representative.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CACHEFLOW INC.

Date:    December 21, 2000              By: /s/ Michael Johnson
                                        ------------------------------------
                                        Michael Johnson
                                        Vice President, Chief Financial Officer
                                        and Secretary (Principal Financial and
                                        Accounting Officer)
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                               INDEX TO EXHIBITS

Exhibit No.        Description
-----------        -----------

2.2 Agreement and Plan of Merger and Reorganization, dated as of October 10, 2000, among CacheFlow Inc., Diamond Merger Corp. Entera, Inc. and John Scharber as Stockholders' Representative.